UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 18, 2021

Vivid Seats Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40926	86-3355184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 N. Canal Street Suite 800 Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 291-9966

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SEAT	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A Common Stock	SEATW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

As previously announced, Vivid Seats Inc., a Delaware corporation (the “Company”), previously entered into a transaction agreement, dated as of April 21, 2021 (as may be amended from time to time, the “Transaction Agreement”), by and among Horizon Acquisition Corporation, a Cayman Islands exempted company (“Horizon”), Horizon Sponsor, LLC, a Delaware limited liability company (“Horizon Sponsor”), Hoya Topco, LLC, a Delaware limited liability company (“Hoya Topco”), Hoya Intermediate, LLC, a Delaware limited liability company (“Hoya Intermediate”) and the Company.

On October 18, 2021, as contemplated by the Transaction Agreement and described in the section titled “Proposal No. 1 — The Business Combination Proposal” beginning on page 80 of the final prospectus and definitive proxy statement, dated September 23, 2021 (the “Proxy Statement/Prospectus”) and filed by the Company with the Securities and Exchange Commission (the “SEC”):

(a) prior to the Merger (as defined below), Horizon Sponsor irrevocably tendered to Horizon all of its Horizon Class B ordinary shares for cancellation in exchange for (i) warrants to purchase 17,000,000 shares of Horizon Class A ordinary shares at an exercise price of $10.00 per share (the “Horizon $10.00 Exercise Warrants”), (ii) warrants to purchase 17,000,000 shares of Horizon Class A ordinary shares at an exercise of $15.00 per share (the “Horizon $15.00 Exercise Warrants”) and (iii) 50,000 shares of Horizon Class A ordinary shares;

(b) prior to the Merger, Hoya Topco and its subsidiaries effected the Pre-Closing Restructuring (as defined in the Transaction Agreement);

(c) Horizon merged with and into the Company (the “Merger”), upon which the separate corporate existence of Horizon ceased and the Company remained as the surviving entity, and by virtue of the Merger, (i) each Horizon ordinary share was converted into a share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”) and (ii) each whole warrant of Horizon was converted into a corresponding whole warrant of the Company (the “Warrants”);

(d) the Amended and Restated Limited Liability Agreement of Hoya Intermediate was amended and restated (as amended and restated, the “Second A&R LLCA”);

(e) the Company purchased all the issued and outstanding capital stock of each of CM6B Vivid Equity, Inc., CM6C Vivid Equity, Inc., CM7B VS Equity, LLC and CM7C VS Equity, LLC;

(f) Hoya Intermediate issued the Company common units of Hoya Intermediate (the “Intermediate Common Units”) and warrants to purchase Intermediate Common Units;

(g) Hoya Intermediate redeemed all of the Intermediate Common Units held by each of Crescent Mezzanine Partners VI, L.P., Crescent Mezzanine Partners VII, L.P., Crescent Mezzanine Partners VII (LTL), L.P. and CBDC Universal Equity, Inc.;

(h) the Company issued 118,200,000 shares of Class B common stock of the Company, par value $0.0001 per share (“Class B Common Stock”) and 6,000,000 warrants to purchase Class B Common Stock to Hoya Topco;

(i) certain investors (including an affiliate of Horizon Sponsor) (the “PIPE Investors”) purchased 47,517,173 shares of Class A Common Stock pursuant to subscription agreements (as amended from time to time, the “Subscription Agreements”); and

(j) Hoya Intermediate contributed a portion of the funds received from the Company to Hoya Midco, LLC, a Delaware limited liability company (the transactions referred to in clauses (a) through (j), collectively, the “Transactions”).

Following the Transactions, the Company’s ownership is as follows:

•

Horizon’s former public stockholders own approximately 7.1% of the Company’s outstanding common stock, all of which is in the form of Class A Common Stock, which represents approximately 7.1% of the voting power of the Company;

•

the PIPE Investors (other than any affiliate of Horizon Sponsor) own approximately 5.6% of the Company’s outstanding common stock, all of which is in the form of shares of Class A Common Stock, which represents approximately 5.6% of the voting power of the Company;

•

Horizon Sponsor and its affiliates own approximately 26.7% of the Company’s outstanding common stock, all of which is in the form of shares of Class A Common Stock, which represents approximately 26.7% of the voting power of the Company; and

•

Hoya Topco owns approximately 60.6% of the Company’s outstanding common stock, all of which is in the form of shares of Class B Common Stock, which represents approximately 60.6% of the voting power of the Company.

As a result of the Transactions, the Company owns approximately 39.4% of the outstanding equity interests of Hoya Intermediate and Hoya Topco owns approximately 60.6% of Hoya Intermediate.

The foregoing description of the Transactions does not purport to be complete and is qualified in its entirety by the full text of the Transaction Agreement, which is attached as Exhibit 2.1 to the Company’s registration statement on Form S-4 of which the Proxy Statement/Prospectus forms a part, and is incorporated herein by reference.

Unless otherwise specified, capitalized terms used herein but not defined herein have the meanings given to such terms in the Proxy Statement/Prospectus.

Item 1.01. Entry into a Material Definitive Agreement.

Stockholders’ Agreement

On October 18, 2021, in connection with the consummation of the Transactions and as contemplated by the Transaction Agreement, the Company, Horizon Sponsor and Hoya Topco entered into a stockholders’ agreement (the “Stockholders’ Agreement”). The material terms of the Stockholders’ Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 99 titled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Stockholders’ Agreement.” Such description is qualified in its entirety by the full text of the Stockholders’ Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Registration Rights Agreement

On October 18, 2021, in connection with the consummation of the Transactions and as contemplated by the Transaction Agreement, the Company, Horizon Sponsor and Hoya Topco entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 99 titled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.2 to this Report and is incorporated herein by reference.

Tax Receivable Agreement

On October 18, 2021, in connection with the consummation of the Transactions and as contemplated by the Transaction Agreement, the Company, Hoya Topco, Hoya Intermediate, GTCR Management XI, LLC and the other TRA Holders (as defined in the Tax Receivable Agreement) entered into a tax receivable agreement (the “Tax Receivable Agreement”). The material terms of the Tax Receivable Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 102 titled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Tax Receivable Agreement.” Such description is qualified in its entirety by the text of the Tax Receivable Agreement, which is included as Exhibit 10.3 to this Report and is incorporated herein by reference.

Second A&R LLCA

On October 18, 2021, in connection with the consummation of the Transactions and as contemplated by the Transaction Agreement, the Company and Hoya Topco entered into the Second A&R LLCA. The material terms of the Second A&R LLCA are described in the section of the Proxy Statement/Prospectus beginning on page 97 titled “Proposal No. 1 — The Business Combination Proposal — Related Agreements — Second A&R LLCA.” Such description is qualified in its entirety by the text of the Second A&R LLCA, which is included as Exhibit 10.4 to this Report and is incorporated herein by reference.

Class B Warrant Agreement

On October 18, 2021, in connection with the consummation of the Transactions, the Company and Hoya Topco entered into a private warrant agreement (the “Class B Warrant Agreement”), pursuant to which the Company issued to Hoya Topco 6,000,000 warrants to purchase Class B Common Stock, subject to the conditions set forth therein. The material terms of the Class B Warrant Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 256 titled “Description of Vivid Seats PubCo Securities — Redeemable Warrants — Vivid Seats PubCo Class B Warrants.” Such description is qualified in its entirety by the text of the Class B Warrant Agreement, which is included as Exhibit 10.6 to this Report and is incorporated herein by reference.

Amended and Restated Warrant Agreement

On October 14, 2021, in connection with the consummation of the Transactions, Horizon and Continental Stock Transfer & Trust Company (“Continental”), Horizon’s warrant agent, amended and restated its existing Warrant Agreement, dated as of August 20, 2020 (as amended and restated, the “Amended and Restated Warrant Agreement” and, such amendment, the “Warrant Amendment”), pursuant to which certain changes were implemented that are intended to result in the Horizon IPO Warrants (as defined in the Proxy Statement/Prospectus) being accounted for as equity within the balance sheet of Horizon, instead of as a liability measured at fair value with non-cash fair value adjustments recorded in earnings at each reporting period. On October 14, 2021, the warrant holders of Horizon approved and consented to the Warrant Amendment. The material terms of the Amended and Restated Warrant Agreement are described in the sections of the Proxy Statement/Prospectus beginning on page 160 titled “Warrant Holder Proposal 1: Warrant Amendment Proposal,” beginning on page 248 titled “Description of Vivid Seats PubCo Securities — Redeemable Warrants — Vivid Seats PubCo IPO Exchange Warrants — Public” and beginning on page 254 titled “Description of Vivid Seats PubCo Securities — Redeemable Warrants — Vivid Seats PubCo IPO Exchange Warrants — Private.” Such description is qualified in its entirety by the text of the Amended and Restated Warrant Agreement, which is included as Exhibit 10.7 to this Report and is incorporated herein by reference.

Vivid Seats $10.00 Exercise Warrant Agreement

On October 15, 2021, in connection with the consummation of the Transactions, Horizon issued to Horizon Sponsor 17,000,000 Horizon $10.00 Exercise Warrants, subject to the conditions set forth in that certain private warrant agreement (the “$10.00 Exercise Warrant Agreement”), by and between Horizon and Continental. On October 18, 2021, in connection with the consummation of the Transactions, the Horizon $10.00 Exercise Warrants were converted into warrants to purchase Class A Common Stock, subject to the same terms as in the $10.00 Exercise Warrant Agreement. The material terms of the $10.00 Exercise Warrant Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 255 titled “Description of Vivid Seats PubCo Securities — Redeemable Warrants — Vivid Seats PubCo $10.00 Exercise Warrants and Vivid Seats PubCo $15.00 Exercise Warrants.” Such description is qualified in its entirety by the text of the $10.00 Exercise Warrant Agreement, which is included as Exhibit 10.8 to this Report and is incorporated herein by reference.

Vivid Seats $15.00 Exercise Warrant Agreement

On October 15, 2021, in connection with the consummation of the Transactions, Horizon issued to Horizon Sponsor 17,000,000 Horizon $15.00 Exercise Warrants, subject to the conditions set forth in that certain private warrant agreement (the “$15.00 Exercise Warrant Agreement”), by and between Horizon and Continental. On October 18, 2021, in connection with the consummation of the Transactions, the Horizon $15.00 Exercise Warrants were converted into warrants to purchase Class A Common Stock, subject to the same terms as in the $15.00 Exercise Warrant Agreement. The material terms of the $15.00 Exercise Warrant Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 255 titled “Description of Vivid Seats PubCo Securities — Redeemable Warrants — Vivid Seats PubCo $10.00 Exercise Warrants and Vivid Seats PubCo $15.00 Exercise Warrants.” Such description is qualified in its entirety by the text of the $15.00 Exercise Warrant Agreement, which is included as Exhibit 10.9 to this Report and is incorporated herein by reference.

$10.00 Intermediate Warrant Agreement

On October 18, 2021, in connection with the consummation of the Transactions, the Company and Hoya Topco entered into a private warrant agreement (the “$10.00 Intermediate Warrant Agreement”), pursuant to which Hoya Intermediate issued to Hoya Topco 3,000,000 warrants to purchase Intermediate Common Units at an exercise price of $10.00 per unit, subject to the conditions set forth therein. The material terms of the $10.00 Intermediate Warrant Agreement are substantially similar to those of the $10.00 Exercise Warrant Agreement. Such description is qualified in its entirety by the text of the $10.00 Intermediate Warrant Agreement, which is included as Exhibit 10.10 to this Report and is incorporated herein by reference.

$15.00 Intermediate Warrant Agreement

On October 18, 2021, in connection with the consummation of the Transactions, Hoya Intermediate and Hoya Topco entered into a private warrant agreement (the “$15.00 Intermediate Warrant Agreement”), pursuant to which Hoya Intermediate issued to Hoya Topco 3,000,000 warrants to purchase Intermediate Common Units at an exercise price of $15.00 per unit, subject to the conditions set forth therein. The material terms of the $15.00 Intermediate Warrant Agreement are substantially similar to those of the $15.00 Exercise Warrant Agreement. Such description is qualified in its entirety by the text of the $15.00 Intermediate Warrant Agreement, which is included as Exhibit 10.11 to this Report and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On October 18, 2021, in connection with the consummation of the Transactions and as contemplated by the Transaction Agreement and the Subscription Agreements, the Company made the following sales of unregistered securities, as further described in the disclosure set forth under the Introductory Note above:

•	47,517,173 shares of Class A Common Stock to the PIPE Investors for aggregate consideration of approximately $443.7 million;

•	118,200,000 shares of Class B Common Stock and 6,000,000 warrants to purchase Class B Common Stock to Hoya Topco for nominal cash consideration;

•	6,519,791 warrants to purchase Class A Common Stock to Horizon Sponsor upon conversion of their warrants to purchase Class A ordinary shares of Horizon; and

•

17,000,000 warrants to purchase shares of Class A Common Stock at an exercise price of $10.00 per share, and 17,000,000 warrants to purchase Class A Common Stock at $15.00 per share to Horizon Sponsor upon conversion of the Horizon $10.00 Exercise Warrants and Horizon $15.00 Exercise Warrants, respectively, in exchange for irrevocably tendering to Horizon all of its Class B ordinary shares of Horizon for cancellation.

The Company issued the foregoing securities in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933, as amended, in reliance on the exemption afforded by Section 4(a)(2) thereof.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the consummation of the Transactions, Stanley Chia, Jane DeFlorio, Craig Dixon, Julie Masino, Martin Taylor, Todd Boehly and Tom Ehrhart were appointed as directors of the Company, joining Mark Anderson, David Donnini on the board of directors, to serve until the end of their respective terms and until their successors are elected and qualified. Julie Masino, Craig Dixon and Jane DeFlorio were appointed to serve on the Company’s audit committee, with Jane DeFlorio serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. David Donnini was appointed as Chairman of the board of directors.

Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Officers and Directors of Vivid Seats PubCo Upon Consummation of the Business Combination” beginning on page 264 for biographical information about each of the directors following the Transactions, which is incorporated herein by reference.

Certain relationships and related person transactions of the Company and its directors are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 291 and are incorporated herein by reference.

In connection with the consummation of the Transactions, each of the Company’s executive officers and directors entered into an indemnification agreement with the Company, a form of which is attached hereto as Exhibit 10.5 to this Report and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 18, 2021, in connection with the consummation of the Transactions and as contemplated by the Transaction Agreement, the Company amended and restated its certificate of incorporation (as amended, the “Amended & Restated Charter”) and amended and restated its bylaws (as amended, the “Amended & Restated Bylaws”) to, among other things,

(i) change its authorized capital stock to 500,000,000 shares of Class A Common Stock, 250,000,000 shares of Class B Common Stock, and 50,000,000 shares of preferred stock, par value $0.0001 per share,

(ii) authorize that holders of shares of Class A Common Stock and Class B Common Stock will be entitled to cast one vote per share of common stock and

(iii) authorize that certain provisions of the Amended & Restated Charter and Amended & Restated Bylaws, in each case, will be subject to the Stockholders’ Agreement. The Amended & Restated Charter and the Amended & Restated Bylaws are set forth in Exhibits 3.1 and 3.2 to this Report, respectively, and are incorporated herein by reference.

Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the section “Organizational Documents Proposals” beginning on page 144, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited financial statements of Hoya Intermediate as of and for the three and six months ended June 30, 2021, management’s discussion and analysis of financial condition and results of operations for such period and for the years ended December 31, 2020 and 2019, and the audited financial statements of Hoya Intermediate as of and for the years ended December 31, 2020 and 2019 are set forth in Exhibits 99.1, 99.2 and 99.3 to this Report, respectively, and are incorporated herein by reference.

The unaudited financial statements of Horizon as of and for the three and six months ended June 30, 2021 and the audited financial statements for the years ended December 31, 2020 and 2019 are set forth in Exhibits 99.4 and 99.5 to this Report, respectively, and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Horizon and Hoya Intermediate as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.6 to this Report and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Charter of the Company.

3.2	Amended and Restated Bylaws of the Company.

10.1*	Stockholders’ Agreement.

10.2	Amended and Restated Registration Rights Agreement.

10.3*	Tax Receivable Agreement.

10.4	Second Amended and Restated Limited Liability Company Agreement of Hoya Intermediate, LLC.

10.5	Form of Indemnification Agreement.

10.6	Class B Warrant Agreement.

10.7	Amended and Restated Warrant Agreement.

10.8	$10.00 Exercise Warrant Agreement.

10.9	$15.00 Exercise Warrant Agreement.

10.10	$10.00 Intermediate Warrant Agreement.

10.11	$15.00 Intermediate Warrant Agreement.

99.1	Unaudited financial statements of Hoya Intermediate, LLC as of and for the three and six months ended June 30, 2021 (incorporated by reference to the final prospectus and definitive proxy statement, dated September 23, 2021, filed by the Company).

99.2	Management’s discussion and analysis of financial condition and results of operations of Hoya Intermediate, LLC.

99.3	Audited financial statements of Hoya Intermediate, LLC as of and for the years ended December 31, 2020 and 2019 (incorporated by reference to the final prospectus and definitive proxy statement, dated September 23, 2021, filed by the Company).

99.4	Unaudited financial statements of Horizon Acquisition Corporation as of and for the three and six months ended June 30, 2021 (incorporated by reference to Horizon Acquisition Corporation’s Form 10-Q for the quarter ended June 30, 2021).

99.5	Audited financial statements of Horizon Acquisition Corporation as of and for the years ended December 31, 2020 and 2019 (incorporated by reference to the final prospectus and definitive proxy statement, dated September 23, 2021, filed by the Company).

99.6	Unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020.

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vivid Seats Inc.

Date: October 22, 2021
	By:	/s/ Lawrence Fey
Name: Lawrence Fey
Title: Chief Financial Officer